Exhibit 4.16

[FORM OF FACE OF DEBENTURE]

FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS DEBENTURE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT AND THE ISSUE DATE OF THIS DEBENTURE IS FEBRUARY 28, 2023. IN ADDITION, THIS DEBENTURE IS SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS. FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE ISSUE PRICE OF EACH DEBENTURE IS $1,000 AND THE COMPARABLE YIELD IS 7.25%, COMPOUNDED QUARTERLY (WHICH WILL BE TREATED AS THE YIELD TO MATURITY FOR UNITED STATES FEDERAL INCOME TAX PURPOSES). MOREOVER, THE PROJECTED PAYMENT SCHEDULE WITH RESPECT TO EACH DEBENTURE CONSISTS OF (A) A PAYMENT OF STATED INTEREST EQUAL TO $10.4167 ON JUNE 30, 2023, (B) PAYMENTS OF STATED INTEREST EQUAL TO $7.8125 ON ALL SUBSEQUENT QUARTERLY INTEREST PAYMENT DATES (EXCLUDING THE MATURITY DATE), AND (C) A PAYMENT OF STATED INTEREST EQUAL TO $7.8125 AND A PROJECTED CONTINGENT PAYMENT EQUAL TO $5,371.7253 ON THE MATURITY DATE.

LIBERTY BROADBAND CORPORATION (THE “COMPANY”) AGREES, AND BY ACCEPTING A BENEFICIAL OWNERSHIP INTEREST IN THIS DEBENTURE EACH HOLDER OF THIS DEBENTURE WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THIS DEBENTURE AS A DEBT INSTRUMENT THAT IS SUBJECT TO U.S. TREAS. REG. SEC. 1.1275-4 (THE “CONTINGENT PAYMENT REGULATIONS”), (2) TO TREAT THE FAIR MARKET VALUE OF ANY REFERENCE SHARES (TOGETHER WITH ANY CASH PAYMENT IN LIEU OF FRACTIONAL SHARES) OR CASH, OR A COMBINATION OF CASH AND REFERENCE SHARES, RECEIVED UPON AN EXCHANGE OF THIS DEBENTURE OR UPON A PURCHASE OF THIS DEBENTURE AT THE HOLDER’S OPTION AS A PAYMENT ON THE DEBENTURE FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, AND (3) TO ACCRUE INTEREST WITH RESPECT TO THE DEBENTURE AS ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES ACCORDING TO THE “NONCONTINGENT BOND METHOD,” SET FORTH IN THE CONTINGENT PAYMENT REGULATIONS, AND TO BE BOUND BY THE COMPANY’S DETERMINATION OF THE “COMPARABLE YIELD” AND “PROJECTED PAYMENT SCHEDULE,” WITHIN THE MEANING OF THE CONTINGENT PAYMENT REGULATIONS, WITH RESPECT TO THIS DEBENTURE.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE RE-OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE

PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE AND THE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THE SECURITY IS COMPLETED AND DELIVERED BY THIS TRANSFEROR TO THE TRUSTEE.

THIS GLOBAL DEBENTURE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS DEBENTURE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.10 OF THE INDENTURE, (2) THIS GLOBAL DEBENTURE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.10 OF THE INDENTURE, (3) THIS GLOBAL DEBENTURE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.13 OF THE INDENTURE AND (4) THIS GLOBAL DEBENTURE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR DEBENTURES IN DEFINITIVE FORM, THIS GLOBAL DEBENTURE MAY NOT BE TRANSFERRED EXCEPT TO A CUSTODIAN OR A NOMINEE OF SUCH CUSTODIAN, BY A CUSTODIAN OR A NOMINEE OF SUCH CUSTODIAN TO A DEPOSITARY, OR BY SUCH CUSTODIAN OR DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR CUSTODIAN OR A NOMINEE THEREOF. ACCORDINGLY UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

LIBERTY BROADBAND CORPORATION

3.125% Exchangeable Senior Debentures due 2053

No. $

CUSIP No.

This Debenture is one of a duly authorized issue of securities, designated the 3.125% Exchangeable Senior Debentures due 2053 (the “Debentures”), of Liberty Broadband Corporation, a Delaware corporation (the “Company”, which term includes any successor entity under the Indenture referred to below), issued under an Indenture between the Company and U.S. Bank Trust Company, National Association, a national banking association (the “Trustee”), dated as of February 28, 2023 (as such may be amended or supplemented from time to time, the “Indenture”), establishing the terms of the Debentures. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Debentures, and of the terms upon which the Debentures are, and are to be, authenticated and delivered. The Debentures are initially limited (subject to exceptions provided in the Indenture) to the aggregate Original Principal Amount specified in the Indenture.

The Company, for value received, hereby promises to pay to Cede & Co., or registered assigns, the amount provided in Section 2.04 of the Indenture (such amount being referred to herein as the “Maturity Repayment Amount”) on March 31, 2053 (the “Maturity Date”), and to pay interest on the Original Principal Amount of this Debenture from February 28, 2023, or from the most recent date to which interest has been paid or provided for, quarterly on March 31, June 30, September 30 and December 31 in each year (each, an “Interest Payment Date”), commencing June 30, 2023, at the rate of 3.125% of the Original Principal Amount hereof per annum, until the Maturity Repayment Amount is paid or made available for payment. Interest on this Debenture shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and paid or provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Interest Record Date for such interest, which shall be the 15th day of the month (whether or not a Business Day) immediately preceding such Interest Payment Date. Any such interest which is payable, but is not paid or provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered holder hereof on the relevant Interest Record Date by virtue of having been such holder, and may be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a special record date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to the holders of Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

The Company shall distribute, or cause to be distributed, Additional Distributions to holders in accordance with Section 2.06 of the Indenture.

Payment of the Maturity Repayment Amount, any Additional Distributions and the interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment to DTC or any successor Depositary will be made by wire transfer to the account designated by DTC or such successor Depositary in writing; and provided, further, that, if DTC or its nominee or any successor

Depositary or the nominee of such successor Depositary is not the holder of this Debenture, payment of any Additional Interest and interest due on this Debenture on any Interest Payment Date, other than the Maturity Date, will be made to the Person entitled thereto by wire transfer of immediately available funds, or if appropriate wire transfer instructions are not received by the Trustee at least 15 calendar days prior to the applicable Interest Payment Date, by check mailed to the address of such Person, as such address shall appear in the Debenture Register.

The Debentures are exchangeable at the option of the holders thereof on the terms set forth in Article XI of the Indenture.

The Debentures are subject to purchase by the Company at the option of the holders thereof on the terms set forth in Article XII of the Indenture. The Debentures are subject to redemption at the option of the Company on the terms set forth in Article XI of the Indenture.

If an Event of Default (as defined in the Indenture) with respect to the Debentures shall occur and be continuing, the principal of the Debentures (being the Original Principal Amount or the Adjusted Principal Amount, as the case may be) may be declared due and payable in the manner and with the effect provided in the Indenture.

The Company agrees, and each holder and any beneficial owner of a Debenture by its purchase thereof shall be deemed to agree, to treat, for United States federal income tax purposes, the fair market value of any Reference Shares (together with any cash payment in lieu of fractional shares) or cash, or a combination of cash and Reference Shares, received upon an exchange of a Debenture or upon a purchase of a Debenture at the holder’s option as a payment on the Debenture for purposes of U.S. Treasury Regulation Section 1.1275-4(b).

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Debentures at any time by the Company and the Trustee with the consent of the holders of not less than a majority in aggregate Original Principal Amount of the Debentures at the time outstanding. The Indenture also contains provisions permitting the holders of specified percentages in aggregate Original Principal Amount of the Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults or events of default under the Indenture and their consequences. Any such consent or waiver by the holder of this Debenture shall be conclusive and binding upon such holder and upon all future holders of this Debenture and of any Debentures issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture or such Debentures.

No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or deliver, as the case may be, the Maturity Repayment Amount, the Put Purchase Price, the Change in Control Redemption Price, the Fundamental Change Repurchase Price, the Redemption Price, the amounts due upon exchange, Additional Distributions, Liquidated Damages and interest on this Debenture, at the times, place and rate, and in the coin or currency or other form of consideration, herein and in the Indenture prescribed.

As provided in the Indenture and subject to certain limitations set forth therein and in this Debenture, the transfer of this Debenture may be registered on the Register upon surrender of this Debenture for registration of transfer at the office or agency of the Company maintained for the purpose in any place where the Maturity Repayment Amount, Additional Distributions, Liquidated Damages, amounts due on exchange, Put Purchase Price, the Change in Control Redemption Price, the Fundamental

Change Repurchase Price, Redemption Price and interest on this Debenture are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by, the holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Debentures of like tenor, of authorized denominations and for the same aggregate Original Principal Amount, will be issued to the designated transferee or transferees.

The Debentures are issuable only in registered form without coupons in the denominations specified in the Indenture establishing the terms of the Debentures, all as more fully provided in the Indenture. As provided in the Indenture, and subject to certain limitations set forth in the Indenture and in this Debenture, the Debentures are exchangeable for a like aggregate Original Principal Amount of Debentures in different authorized denominations, as requested by the holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture.

Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Debenture shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this Debenture shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed.

LIBERTY BROADBAND CORPORATION

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee, certifies that this is one of the Debentures described in the within-named Indenture.

By:
Authorized Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Debenture, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common	UNIF GIFT MIN ACT
Custodian
(Cust)
TEN ENT -as tenants by the entireties
_______________________ (Minor)
JT TEN -as joint tenants with right of survivorship and not as tenants in common	Uniform Gifts to Minors Act ________________________	(State)

Additional abbreviations may also be used
though not in the above list.

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL DEBENTURE*

LIBERTY BROADBAND CORPORATION
3.125% Exchangeable Senior Debentures due 2053

The initial Original Principal Amount of this Global Debenture is $[]. The following increases or decreases in this Global Debenture have been made:

Date	Amount of decrease in Original Principal Amount of this Global Debenture	Amount of increase in Original Principal Amount of this Global Debenture	Adjusted Principal Amount of this Global Debenture following such decrease or increase	Signature of authorized signatory of Trustee or Custodian
_________	__________________	__________________	__________________	__________________
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_________	__________________	__________________	__________________	__________________

* For Global Debentures only

[CERTIFICATE OF TRANSFER]

To transfer or assign this Debenture, fill in the form below:

I or we transfer and assign this Debenture to

__________________________________________________________
(Insert assignee’s tax I.D. number)

__________________________________________________________
__________________________________________________________
__________________________________________________________
(Print or type assignee’s name, address and zip code)

and irrevocably appoint __________________ agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.

This Security is being transferred:

□to the Company

□	pursuant to a registration statement that has been declared effective under the Securities Act
□	to a qualified institutional buyer in reliance upon Rule 144A

Dated:____________________Your signature: _____________________________